EXHIBIT 99.01
PART I
Item 1. Business
(Dollar amounts in millions, except for per share data, unless otherwise stated)
General
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “the Company”, “we” or “our”), is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), an insurance and financial services company. Total assets and total stockholder’s equity were $215.9 billion and $10.4 billion, respectively, at December 31, 2012.
On June 27, 2013, The Hartford announced the signing of a definitive agreement to sell Hartford Life International, Ltd. ("HLIL"), an indirect wholly-owned subsidiary of the Company, to Columbia Insurance Company, a Berkshire Hathaway company. On January 1, 2013, The Hartford completed the sale of the Company's Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") and on January 2, 2013 The Hartford completed the sale of the Company's Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc.
In 2012, The Hartford completed the sale of the Company's U.S. individual annuities new business capabilities to Forethought Financial Group, Inc. ("Forethought Financial Group"), the sale of the administration and operating assets of its private placement life insurance business to Philadelphia Financial Group, Inc. (“Philadelphia Financial Group”) and the sale of Woodbury Financial Services, Inc. ("Woodbury Financial Services", "WFS") to American International Group, Inc. ("AIG Advisor Group").
For further discussion of these transactions, see Note 2 - Business Dispositions and Note 18 - Discontinued Operations of Notes to Consolidated Financial Statements.
Reporting Segment
In 2012, the Company made changes to its reporting segments to reflect the manner in which it is currently organized for purposes of making operating decisions and assessing performance. Currently, the Company conducts business in a single reporting segment comprised of business from the Company's U.S. annuity, international annuity, and institutional and private-placement life insurance businesses, as well as the Retirement Plans and Individual Life businesses that were sold in January 2013. In addition, the Company no longer has a Mutual Funds reporting segment following the reorganization of its Mutual Funds business effective December 31, 2012. For further discussion of the Mutual Funds reorganization, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 18 - Discontinued Operations of Notes to Consolidated Financial Statements.
The Company's mission is to pursue opportunities to reduce the size and risk of the annuity book of business while honoring the Company's obligations to its annuity contract holders. The Company manages approximately 1.7 million annuity contracts with account values of approximately $163 billion as of December 31, 2012.
Reserves
The Company and its insurance subsidiaries establish and carry as liabilities, predominantly, five types of reserves: (1) a liability equal to the balance that accrues to the benefit of the policyholder as of the financial statement date, otherwise known as the account value, (2) a liability for unpaid losses, including those that have been incurred but not yet reported, (3) a liability for future policy benefits, representing the present value of future benefits to be paid to or on behalf of policyholders less the present value of future net premiums, (4) fair value reserves for living benefits embedded derivative guarantees; and (5) death and living benefit reserves which are computed based on a percentage of revenues less actual claim costs. The liabilities for unpaid losses and future policy benefits are calculated based on actuarially recognized methods using morbidity and mortality tables, which are modified to reflect the Company’s actual experience when appropriate. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Future policy benefit reserves are computed at amounts that, with additions from estimated net premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s disability or death. Other insurance liabilities include those for unearned premiums and benefits in excess of account value. Reserves for assumed reinsurance are computed in a manner that is comparable to direct insurance reserves.

Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts, the financial condition of its reinsurers and concentrations of credit risk. Reinsurance accounting is followed for ceded transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). If the ceded transactions do not provide risk transfer, the Company accounts for these transactions as financing transactions. The Company’s procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers. The Company entered into two reinsurance transactions upon completion of the sales of its Retirement Plans and Individual Life businesses in January 2013. See Note 2 - Business Dispositions of Notes to Consolidated Financial Statements for further discussion of these transactions. For further discussion of reinsurance, see Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
Investment Operations
The majority of the Company’s investment portfolios are managed by Hartford Investment Management Company (“HIMCO”). HIMCO manages the portfolios to maximize economic value, while attempting to generate the income necessary to support the Company’s various product obligations, within internally established objectives, guidelines and risk tolerances. The portfolio objectives and guidelines are developed based upon the asset/liability profile, including duration, convexity and other characteristics within specified risk tolerances. The risk tolerances considered include, for example, asset and credit issuer allocation limits, maximum portfolio limits for below investment grade holdings and foreign currency exposure limits. The Company attempts to minimize adverse impacts to the portfolio and the Company’s results of operations from changes in economic conditions through asset allocation limits, asset/liability duration matching and through the use of derivatives. For further discussion of HIMCO’s portfolio management approach, see Part II, Item 7, MD&A – Enterprise Risk Management – Credit Risk.
Enterprise Risk Management
The Company’s risk management function is part of The Hartford’s overall risk management program. The Hartford maintains an enterprise risk management function (“ERM”) that is charged with providing analyses of The Hartford’s risks on an individual and aggregated basis and with ensuring that The Hartford’s risks remain within its risk appetite and tolerances. ERM plays an integral role at The Hartford by fostering a strong risk management culture and discipline. The mission of ERM is to support The Hartford in achieving its strategic priorities by:

•	Providing a comprehensive view of the risks facing The Hartford, including risk concentrations and correlations;

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Helping management define The Hartford’s overall capacity and appetite for risk by evaluating the risk return profile of the business relative to The Hartford’s strategic intent and financial underpinning;

•	Assisting management in setting specific risk tolerances and limits that are measurable, actionable, and comply with The Hartford’s overall risk philosophy;

•	Communicating and monitoring The Hartford’s risk exposures relative to set limits and recommending, or implementing as appropriate, mitigating strategies; and

•	Providing insight to assist leaders in growing the businesses and achieving optimal risk-adjusted returns within established guidelines.
Enterprise Risk Management Structure and Governance
At The Hartford, the Board of Directors (“the Board”) has ultimate responsibility for risk oversight. It exercises its oversight function through its standing committees, each of which has primary risk oversight responsibility with respect to all matters within the scope of its duties as contemplated by its charter. In addition, the Finance, Investment and Risk Management Committee (“FIRMCo”), which is comprised of all members of the Board, has responsibility for overseeing the investment activities, financial management, and risk management activities of the Company and its subsidiaries, and all risks that do not fall within the oversight responsibility of any other standing committee. The Audit Committee is responsible for discussing with management risk assessment policies and overseeing enterprise operational risk.

At the corporate level, the Company's Enterprise Chief Risk Officer (“ECRO” or “Chief Risk Officer”) leads ERM. The Chief Risk Officer reports directly to the Company's Chief Executive Officer (“CEO”). Reporting to the ECRO are the Chief Insurance Risk Officer (“CIRO”), Chief Operational Risk Officer (“CORO”), Chief Market Risk Officer (“CMRO”), Head of Asset Liability Management, and HIMCO Chief Risk Officer The Company has established the Enterprise Risk and Capital Committee (“ERCC”) that includes the Company's CEO, Chief Financial Officer (“CFO”), Chief Investment Officer (“CIO”), Chief Risk Officer, the divisional Presidents and the General Counsel. The ERCC is responsible for managing the Company's risks and overseeing the enterprise risk management program. The ERCC also manages the capital structure of the enterprise and is responsible the attribution of capital to the lines of business. The ERCC reports to the Board primarily through FIRMCo and through interactions with the Audit Committee.
The Company also has committees that manage specific risks and recommend risk mitigation strategies to the ERCC. These committees include, but are not limited to, the Company and Division Asset Liability Committees, Catastrophe Risk Committee, Emerging Risk Committees, Model Oversight Committee (“MOC”) and Operational Risk Committee (“ORC”).
Risk Management Framework
At The Hartford, risk is managed at multiple levels. The first line of risk management is generally the responsibility of the lines of business. Senior business leaders are responsible for identifying and managing risks specific to their business objectives and business environment. In many cases, the second line of risk management is the principal responsibility of ERM. ERM has the responsibility to ensure The Hartford has insight into its aggregate risk and that risks are managed within The Hartford's overall risk tolerance. Internal Audit forms the third line of risk management by helping assess and ensure that risk controls are present and effective.
The Hartford’s Risk Management Framework consists of four core elements:

1.
Risk Culture and Governance: The Hartford has established policies for its major risks and a formal governance structure with leadership oversight and an assignment of accountability and authority. The governance structure starts at the Board and cascades to a the ERCC and then to individual risk committees across The Hartford. In addition, The Hartford promotes a strong risk management culture and high expectations around ethical behavior.

2.
Risk Identification and Assessment: Through its ERM organization, The Hartford has developed processes for the identification, assessment, and, when appropriate, response to internal and external risks to The Hartford’s operations and business objectives. Risk identification and prioritization has been established within each area, including processes around emerging risks.

3.
Risk Appetite and Limits: The Hartford has a formal risk appetite framework that is approved by The Hartford's ERCC and reviewed by the Board. The risk appetite framework includes risk appetite statements, risk preferences, risk tolerances and an associated limit structure for each of its major financial and insurance risks. These formal limits are encapsulated in formal risk policies that are reviewed at least annually by the ERCC.

4.
Risk Monitoring, Controls and Communication: The Hartford monitors its major risks at the enterprise level through a number of enterprise reports, including but not limited to, a monthly risk dashboard, tracking the return on risk-capital across products, and regular stress testing. ERM communicates The Hartford’s risk exposures to senior and executive management and the Board, and reviews key business performance metrics, risk indicators, audit reports, risk/control self assessments and risk event data.

For further discussion on risk management, see Part II, Item 7, MD&A – Enterprise Risk Management.
Regulation
Insurance companies are subject to comprehensive and detailed regulation and supervision throughout the United States. The extent of such regulation varies, but generally has its source in statutes which delegate regulatory, supervisory and administrative powers to state insurance departments. Such powers relate to, among other things, the standards of solvency that must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; establishing premium rates; claim handling and trade practices; restrictions on the size of risks which may be insured under a single policy; deposits of securities for the benefit of policyholders; approval of policy forms; periodic examinations of the affairs of companies; annual and other reports required to be filed on the financial condition of companies or for other purposes; fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values; and the adequacy of reserves and other necessary provisions for unearned premiums, unpaid losses and loss adjustment expenses and other liabilities, both reported and unreported.

Most states have enacted legislation that regulates insurance holding company systems such as Hartford Life Insurance Company. This legislation provides that each insurance company in the system is required to register with the insurance department of its state of domicile and furnish information concerning the operations of companies within the holding company system that may materially affect the operations, management or financial condition of the insurers within the system. All transactions within a holding company system affecting insurers must be fair and equitable. Notice to the insurance departments is required prior to the consummation of transactions affecting the ownership or control of an insurer and of certain material transactions between an insurer and any entity in its holding company system. In addition, certain of such transactions cannot be consummated without the applicable insurance department’s prior approval. In the jurisdictions in which the Company is domiciled, the acquisition of more than 10% of its outstanding common stock would require the acquiring party to make various regulatory filings.
The Company and certain of its subsidiaries sold variable life insurance, variable annuity, and some fixed guaranteed products that are “securities” registered with the SEC under the Securities Act of 1933, as amended. Some of the products have separate accounts that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and/or are regulated by state law. Separate account investment products are also subject to state insurance regulation. Moreover, each separate account is generally divided into sub-accounts, each of which invests in an underlying mutual fund that is also registered as an investment company under the 1940 Act (“Underlying Funds”). The Hartford offers certain of these Underlying Funds and retail mutual funds that are registered with and regulated by the SEC.
In addition, other subsidiaries of the Company sold and distributed the Company’s variable insurance products as broker dealers and are subject to regulation promulgated and enforced by the Financial Industry Regulatory Authority (“FINRA”), the SEC and/or in, some instances, state securities administrators. Other entities operate as investment advisers registered with the SEC under the Investment Advisers Act of 1940 and are registered as investment advisers under certain state laws, as applicable. Because federal and state laws and regulations are primarily intended to protect investors in securities markets, they generally grant regulators broad rulemaking and enforcement authority. Some of these regulations include among other things regulations impacting sales methods, trading practices, suitability of investments, use and safekeeping of customers’ funds, corporate governance, capital, record keeping, and reporting requirements.
The extent of insurance regulation on business outside the United States varies significantly among the countries in which the Company’s subsidiaries operate. Some countries have minimal regulatory requirements, while others regulate insurers extensively. Foreign insurers in certain countries are faced with greater restrictions than domestic competitors domiciled in that particular jurisdiction. The Company’s international operations are comprised of insurers licensed in their respective countries.
Failure to comply with federal and state laws and regulations may result in censure, fines, the issuance of cease-and-desist orders or suspension, termination or limitation of the activities of our operations and/or our employees. We cannot predict the impact of these actions on our businesses, results of operations or financial condition.
Intellectual Property
We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property.
We have a worldwide trademark portfolio that we consider important in the marketing of our products and services, including, among others, the trademarks of The Hartford name, the Stag Logo and the combination of these two marks. The duration of trademark registrations varies from country to country and may be renewed indefinitely subject to country-specific use and registration requirements. We regard our trademarks as extremely valuable assets in marketing our products and services and vigorously seek to protect them against infringement.

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